UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Anchor Series Trust

(Name of Registrant as Specified in its Charter)

N/A

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ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio

November 25, 2019

Dear Contract Owner:

A special meeting (the “Meeting”) of the shareholders of SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), will be held on January 23, 2020, at 4:00 p.m., Eastern Time, at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, to vote upon the liquidation of the Portfolio (the “Proposal”). As an owner of a variable annuity contract (a “variable contract”) investing in the Portfolio, you have the right to instruct the life insurance company that issued your variable contract as to the manner in which the shares of the Portfolio you own should be voted.

If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of liquidation of the Portfolio, the life insurance company that issued your variable contract will, upon liquidation, reinvest your contract/account value in Institutional Class shares (if you currently own Class 1 shares of the Portfolio) or Service Class shares (if you currently own Class 3 shares of the Portfolio) of the Goldman Sachs Government Money Market Fund, a series of Goldman Sachs Variable Insurance Trust.

As an owner of a variable contract who indirectly invests in the Portfolio, you are being asked to provide voting instructions on the Proposal. The Board of Trustees of the Trust, upon the recommendation of SunAmerica, considered and approved the liquidation of the Portfolio and recommends that you vote “FOR” the Proposal.

To ensure that your instructions are counted, please:

•	Mark your vote on the enclosed Voting Instruction Card

•	Sign and mail your Voting Instruction Card promptly to:

Proxy Tabulator

PO Box 808000

Louisville, KY 40233-9890

•	You may also provide voting instructions by telephone by calling 1-866-298-8476 or on the Internet at www.proxy-direct.com.

If you have any questions about the Proposal please call: 1-888-456-7087.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 23, 2020

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), will be held on January 23, 2020, at 4:00 p.m., Eastern Time, at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), 185 Hudson Street, Suite 3300, Jersey City, NJ 07311. The Meeting is being held to consider the following proposals:

(1)	To approve a Plan of Liquidation providing for the liquidation and dissolution of the Portfolio (the “Proposal”).

Separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in The City of New York, The Variable Annuity Life Insurance Company, and Phoenix Life Insurance Company (each, an “Insurance Company” and collectively, the “Insurance Companies”) are the principal shareholders of the Portfolio. The Separate Accounts serve as investment options for variable annuity contracts (each, a “Variable Contract”) issued by the Insurance Companies.

The Board of Trustees of the Trust (the “Board”) has set October 31, 2019, as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Owners of Variable Contracts (“Contract Owners”) at the close of business on the Record Date have the right to instruct the Insurance Company that issued their contract as to the manner in which shares of the Portfolio they own should be voted. Therefore, each Insurance Company will vote the shares of the Portfolio held by its Separate Accounts at the Meeting in accordance with timely instructions received from such Contract Owners. A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof. In addition, enclosed is a proxy card for Separate Accounts to vote their shares or a voting instruction card for Contract Owners to provide their voting instructions to their Insurance Company.

The vote of each Separate Account and the voting instructions of each Contract Owner on the Proposal are important. Please provide your vote or voting instructions, as applicable, as soon as possible to save the expense of additional solicitations. You can vote or provide voting instructions quickly and easily by completing and mailing the enclosed proxy card or voting instruction card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed proxy card or voting instruction card to ensure your vote or voting instructions are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: This Notice and the accompanying Proxy Statement are available on the Internet at https://www.proxy-direct.com/sun-30990.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By Order of the Board of Trustees,

/s/ Gregory N. Bressler

Gregory N. Bressler
Secretary
Harborside 5 185 Hudson Street, Suite 3300
Jersey City, NJ 07311

November 25, 2019

PROXY STATEMENT

FOR THE LIQUIDATION OF THE SA BLACKROCK MULTI-ASSET INCOME PORTFOLIO

a series of Anchor Series Trust

November 25, 2019

INTRODUCTION

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Anchor Series Trust (the “Trust”) on behalf of the SA BlackRock Multi-Asset Income Portfolio (the “Liquidating Fund”), a series of the Trust, to be voted at a special meeting of shareholders to be held on January 23, 2020 (the “Meeting”). It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement, and proxy card/voting instruction card will be mailed to shareholders and Contract Owners (as defined below) on or about December 3, 2019.

As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Liquidation that would provide for the liquidation and dissolution of the Liquidating Fund (the “Liquidation”). If the proposed Plan of Liquidation (the “Proposal”) is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, the life insurance company that issued your variable contract has informed the Trust that, upon liquidation, your contract/account value will be reinvested in Institutional Class shares (if you currently own Class 1 shares of the Liquidating Fund) or Service Class shares (if you currently own Class 3 shares of the Liquidating Fund) of Goldman Sachs Government Money Market Fund, a series of Goldman Sachs Variable Insurance Trust (the “Goldman Sachs Money Market Fund”).

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE PLAN OF LIQUIDATION, WHICH IS ATTACHED AS APPENDIX A. FOR MORE INFORMATION ABOUT THE GOLDMAN SACHS MONEY MARKET FUND, INCLUDING ITS PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS AND EXPENSE INFORMATION, SEE APPENDIX B TO THIS PROXY STATEMENT. ALSO, YOU SHOULD CONSULT THE GOLDMAN SACHS MONEY MARKET FUND’S STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), BOTH DATED APRIL 30, 2019, AND ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, FOR MORE INFORMATION ABOUT THE GOLDMAN SACHS MONEY MARKET FUND.

BACKGROUND

Separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in The City of New York, The Variable Annuity Life Insurance Company, and Phoenix Life Insurance Company (each, an “Insurance Company” and collectively, the “Insurance Companies”) are the principal shareholders of the Liquidating Fund. The Separate Accounts serve as investment options for variable annuity contracts (each, a “Variable Contract”) issued by the Insurance Companies.

Contract owners who selected the Liquidating Fund for investment through an Insurance Company (the “Contract Owners”) have a beneficial interest in the Liquidating Fund, but do not invest directly in or hold shares of the Liquidating Fund. The Insurance Companies, which use the Liquidating Fund as a funding vehicle, are the true shareholders of the Liquidating Fund and, as the legal owners of the Liquidating Fund’s shares, have sole voting and investment power with respect to the shares, but pass through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners may also be referred to as “shareholders.”

Upon the recommendation of SunAmerica Asset Management, LLC (“SunAmerica”), the Liquidating Fund’s investment adviser, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved a Plan of Liquidation for the Liquidating Fund and authorized sending a proxy statement to shareholders of the Liquidating Fund to solicit approval of the Plan of Liquidation.

The Board of Trustees unanimously recommends that Contract Owners of the Liquidating Fund approve the Plan of Liquidation.

THE LIQUIDATION

The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company registered under the 1940 Act. The Trust consists of 5 series, including the Liquidating Fund. The Trust’s Amended and Restated Declaration of Trust permits the liquidation of any series by the Board, provided written notice is given to shareholders. However, the staff of the Securities and Exchange Commission (the “SEC”) has taken the view that when a variable product fund is affiliated with the insurance company that sponsors the variable product, the 1940 Act prohibits the liquidation of the fund and the subsequent reinvestment of those assets in a money market fund unless the insurance company has received an SEC substitution order or shareholder approval. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval.

Reasons for the Liquidation

The Liquidating Fund’s long-term performance has not met expectations despite recent improvements in its short-term performance. Additionally, the Liquidating Fund has not been able to attract sufficient assets and, as of October 31, 2019, had approximately $69 million in assets. SunAmerica and BlackRock Investment Management, LLC (“BlackRock”), the Liquidating Fund’s subadviser, believe that it is no longer viable to continue to sustain the Liquidating Fund at such asset level where it appears that the prospects for growth are limited. In addition, BlackRock is seeking to exit the strategy it utilizes to manage the Liquidating Fund.

In evaluating potential options for the Liquidating Fund, SunAmerica considered certain alternatives, including whether the Liquidating Fund was a potential candidate for reorganization into another SunAmerica fund. SunAmerica determined, however, that liquidation was the best option available due to the lack of suitable acquiring fund options and the costs associated with the different options. Therefore, SunAmerica recommended liquidating the Liquidating Fund.

Approval of the Liquidation

SunAmerica advised the Board that it recommended the liquidation of the Liquidating Fund, subject to shareholder approval of a Plan of Liquidation. The Trustees, including a majority of the Independent Trustees, reviewed the recommendation by SunAmerica for the Liquidation of the Liquidating Fund, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by SunAmerica regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review.

In approving the proposed Liquidation, the Board considered the following material factors and other factors, including but not limited to, the following:

•	The current asset size of the Liquidating Fund and SunAmerica’s belief that the Liquidating Fund’s prospects for growth are limited;

•	At the Liquidating Fund’s expected asset size, SunAmerica and BlackRock believe that it is no longer viable to continue to sustain the Liquidating Fund;

•	That, after evaluating other alternatives to liquidation, such as a merger, SunAmerica recommended that the Board approve the liquidation of the Liquidating Fund;

•	The terms and conditions of the proposed Plan of Liquidation;

•	Any direct or indirect costs to be incurred by the Liquidating Fund and its shareholders as a result of the proposed Liquidation;

•

That SunAmerica and its affiliates shall bear the expenses (other than brokerage fees and other transaction costs incurred in connection with the sale of the Liquidating Fund’s holdings in connection with the liquidation) incurred in implementing the Plan of Liquidation, as well as extraordinary expenses incurred in connection with carrying out the Plan of Liquidation to the extent such expenses exceed the amount of the Liquidating Fund’s normal and customary fees and expenses accrued by the Liquidating Fund through the liquidation date, provided that such accrued amounts are first applied to pay for the Liquidating Fund’s normal and customary fees and expenses; and

•	That Contract Owners are not expected to incur any tax liability in connection with the liquidation of the Liquidating Fund.

After consideration and discussion of the above and other factors, the Board concluded that such factors supported seeking shareholder approval to liquidate the Liquidating Fund and determined that the proposed liquidation would be in the best interests of the Liquidating Fund’s shareholders. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval, which is described in further detail below.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation and dissolution of the Liquidating Fund on or about January 30, 2020, or such other date as an officer of the Trust shall determine (the “Liquidation Date”). On the Liquidation Date, the Liquidating Fund will distribute pro rata to the Liquidating Fund’s shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Liquidating Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest of the Liquidating Fund, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Liquidating Fund on the Liquidating Fund’s books on the date of the first distribution, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Liquidating Fund.

Any assets that have not been transferred from the Liquidating Fund to other investment options under the applicable Variable Contract by the Liquidation Date (see below) will be automatically reinvested in Institutional Class shares (if you currently own Class 1 shares of the Liquidating Fund) or Service Class shares (if you currently own Class 3 shares of the Liquidating Fund) of the Goldman Sachs Money Market Fund, in accordance with instructions from the Insurance Companies.

SunAmerica represented to the Board that shareholder approval of the Plan of Liquidation would obviate the need for an order from the SEC to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in the Goldman Sachs Money

Market Fund for any Contract Owners who fail to move their money out of the Liquidating Fund prior to the Liquidation Date. In order to convert all portfolio securities of the Liquidating Fund to cash or cash equivalents in preparation for the Liquidation, the Liquidating Fund is expected to deviate from its stated investment goal and investment strategies until it is liquidated on the Liquidation Date. For example, short-term money market or other instruments may be held by the Liquidating Fund in anticipation of its liquidation and these investments will not perform in the same manner as investments held by the Liquidating Fund under normal circumstances.

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan of Liquidation are summarized below; for further information and to review the terms of the Plan of Liquidation, please refer to the Plan of Liquidation in Appendix A.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the Liquidation. In addition, the Plan of Liquidation may be abandoned by the Board at any time if it determines that abandonment would be advisable and in the best interests of the Liquidating Fund and its shareholders.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Variable Contract. Prior to the proposed Liquidation, Contract Owners may transfer their assets to one of the other investment options available under their Variable Contract and a Contract Owner will receive an interest in that investment option having the same Variable Contract value as the Variable Contract value of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the transfer. If the Plan of Liquidation is approved and a Contract Owner has not selected a new investment option prior to the Liquidation Date, you, as Contract Owner will beneficially own, immediately after the Liquidation, a number of Institutional Class shares (if you currently own Class 1 shares of the Liquidating Fund) or Service Class shares (if you currently own Class 3 shares of the Liquidating Fund) of the Goldman Sachs Money Market Fund having the same Variable Contract value as the Variable Contract value of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the applicable share class of the Goldman Sachs Money Market Fund, but the Liquidation will not result in any change to a Contract Owner’s Variable Contract fees or charges. Following the Liquidation, the Liquidating Fund will hold no assets and be dissolved.

Expenses of the Liquidation

SunAmerica and its affiliates will bear all of the expenses (other than brokerage fees and other transaction costs incurred in connection with the sale of the Liquidating Fund’s holdings in connection with the Liquidation) incurred in implementing the

Plan of Liquidation, as well as extraordinary expenses incurred in connection with carrying out the Plan of Liquidation to the extent such expenses exceed the amount of the Liquidating Fund’s normal and customary fees and expenses accrued by the Liquidating Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Liquidating Fund’s normal and customary fees and expenses. Such expenses are estimated to be approximately $78,121. The brokerage fees and other transaction costs estimated to be paid by the Liquidating Fund in connection with the sale of its holdings with respect to the Liquidation are approximately $10,000 and as of October 31, 2019, would be 0.02% of net asset value.

Tax considerations: The Liquidation will be a non-taxable event for Contract Owners.

Implementation of the Plan of Liquidation will not cause the Contract Owners who invest in the Liquidating Fund or the Goldman Sachs Money Market Fund to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Liquidation.

Information about the Goldman Sachs Money Market Fund

For more information about the Goldman Sachs Money Market Fund, including its principal investment strategies, principal risks and expense information, see Appendix B of this Proxy Statement. For further information, please refer to the Goldman Sachs Money Market Fund’s Statutory Prospectus and SAI, both dated April 30, 2019, and its most recent annual and semi-annual reports.

Selection of the Goldman Sachs Money Market Fund as the “default” investment option

The Insurance Companies selected the Goldman Sachs Money Market Fund as the fund into which they will move a Contract Owner’s account value if the Contract Owner has not elected to move his or her contract/account value to a new investment option prior to the Liquidation Date. The Insurance Companies selected the Goldman Sachs Money Market Fund because each contract/account must be moved to a money market account or an equivalent account and the Goldman Sachs Money Market Fund is the only such fund available in the Variable Contracts. Since selection of a default investment option is an insurance company matter, neither the Trust’s Board nor SunAmerica has any role or responsibility with respect to its selection.

Purchases and transfers into the Liquidating Fund

If you are an existing Contract Owner prior to November 11, 2019, you can continue to make purchases and transfers into the Liquidating Fund, including reinvestments of dividends and capital gain distributions, until the Liquidation Date. Individuals who purchase a new Variable Contract on or after November 11, 2019, will not be eligible to make purchases and transfers into the Liquidating Fund.

Transfers out of the Liquidating Fund

Shareholders may transfer out of the Liquidating Fund into any other investment option available under their respective Variable Contracts at any time prior to the Liquidation Date. Shareholders may obtain the current prospectus and SAI for any of the investment options underlying their Variable Contracts by going to www.aig.com/getprospectus or by calling a customer service representative using the applicable phone numbers listed in the Annual and Semi-Annual Reports section of this Proxy Statement. SunAmerica has informed the Trust that any shares of the Liquidating Fund held at the close of business on the Liquidation Date will automatically be reinvested in shares of the Goldman Sachs Money Market Fund. Transfers out of the Liquidating Fund prior to the Liquidation Date and transfers out of the Goldman Sachs Money Market Fund within 30 days after the Liquidation Date will not count as a transfer for purposes of transfer limitations under the Variable Contracts. As such, there will be no charge or cost associated with these transfers. Please see the Trust’s Prospectus for information about other funds available for investment that are offered by the Trust. Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Liquidating Fund before the Liquidation Date, and other investment options available under your Variable Contract.

If the Proposal is not approved

If shareholders of the Liquidating Fund do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented, and the Board would then consider what, if any, steps to take with respect to the Liquidating Fund. SunAmerica has advised the Board that if the Plan of Liquidation is not approved, it may seek an order from the SEC to substitute each remaining Contract Owner’s interest in the Liquidating Fund with an interest in the Goldman Sachs Money Market Fund.

GENERAL INFORMATION

Solicitation of proxies

The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. Computershare Fund Services (“Computershare”) has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to Contract Owners). All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by SunAmerica and its affiliates. Computershare will be paid approximately $9,201 for printing and mailing proxy materials, tabulating votes and estimated proxy solicitation fees.

Voting rights

Holders of shares of the Liquidating Fund at the close of business on October 31, 2019 (the “Record Date”) are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Voting options

Shareholders may vote and Contract Owners may provide voting instructions by mail, telephone, Internet or in person at the Meeting. To attend the Meeting in person, you will be required to provide proof of ownership of an interest in the Liquidating Fund and a valid form of identification, such as a driver’s license, passport or other government-issued identification. Voting instructions, whether submitted via mail, telephone or Internet, must be received by Computershare before 4:00 p.m. Eastern Time on the Meeting Date or properly submitted in person at the Meeting. If you vote by mail, the proxy card or voting instruction card must be properly executed (signed by all Contract Owners of record) and received at the address shown on the enclosed postage paid envelope.

Shareholders and Contract Owners may revoke a previously submitted proxy card or voting instruction card at any time prior to its use by Internet, telephone, or by providing the applicable Insurance Company with a written revocation or duly executed proxy card or voting instruction card bearing a later date. In addition, any shareholder or Contract Owner who attends the Meeting in person may vote or provide voting instructions by ballot at the Meeting, thereby canceling any voting instruction previously given.

Voting by the Insurance Companies

Each Insurance Company will vote the shares of the Liquidating Fund held by its Separate Account(s) at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

The number of shares of beneficial interest in the Liquidating Fund for which a Contract Owner may give voting instructions is equal to the number of shares, or fraction of shares, of the Liquidating Fund held in the Separate Account, attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of the Liquidating Fund is entitled to one vote and each fractional share is entitled to a fractional vote.

Each Insurance Company will vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If an executed voting instruction card is received that does not specify a choice as to the Proposal, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal. Consistent with the foregoing, voting instructions with respect to the Proposal to abstain will have the same effect as votes against the Proposal.

The Insurance Companies do not require that a specified number of Contract Owners submit voting instructions before the Insurance Companies will proportionally vote the shares of the Liquidating Fund held by their respective Separate Accounts at the Meeting. Therefore, a small number of Contract Owners may determine whether or not the Proposal is approved.

The Board of Trustees unanimously recommends that you vote “FOR” the proposed Plan of Liquidation.

Ownership of Shares of the Liquidating Fund

With respect to Class 1 shares of the Liquidating Fund. As of the close of business on the Record Date, there were 2,271,075.21 Class 1 shares of the Liquidating Fund outstanding.

With respect to Class 3 shares of the Liquidating Fund. As of the close of business on the Record Date, there were 8,376,660.82 Class 3 shares of the Liquidating Fund outstanding.

To the knowledge of the Trust, as of the Record Date, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Liquidating Fund.

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record (or shareholders known by the Trust to own beneficially) that owned more than 5% of the Liquidating Fund’s share classes, as of the Record Date.

Principal Holders of Fund Shares

Class Name	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Interest (Shares)	Percent of Class Owned
Class 1	USL Variable Annuity Account 1	18,570.71	0.82%
Class 1	AGL Variable Separate Account	112,665.53	4.96%
Class 1	AGL Variable Annuity Account 1	2,001,124.43	88.11%
Class 1	Phoenix Life Insurance Company	138,714.54	6.11%
Class 3	USL Variable Separate Account	728,964.29	8.70%
Class 3	AGL Variable Separate Account	7,410,485.89	88.47%
Class 3	VALIC Separate Account A	237,210.64	2.83%

Quorum

The Liquidating Fund must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares of the Liquidating Fund present in person or by proxy shall constitute a quorum. Shares held by shareholders present in person or represented by proxy at the Meeting (including the Insurance Companies) and entitled to vote, including abstentions, will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the Meeting.

Required Vote

Approval of the Plan of Liquidation requires the vote of a majority of the outstanding voting securities, which for purposes of the 1940 Act means the lesser of (1) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. This is a fund-wide vote, meaning that all classes (Class 1 and Class 3) of the Liquidating Fund will vote together, without regard to share class, and a majority of those votes “FOR” the Proposal will be required for approval of the Proposal.

Reports to Shareholders

Copies of the Trust’s most recent Annual and Semi-Annual Reports to Shareholders will be furnished without charge upon request in writing to Anchor Series Trust, P.O. Box 15570, Amarillo, Texas 79105-5570, or by calling the following number: 1-800-445-7862. Copies of the Trust’s most recent Annual and Semi-Annual Reports to Shareholders are also available on the Internet at www.aig.com/getprospectus.

Shareholder Proposals

As a general matter, the Trust does not hold annual or regular meetings of shareholders. Generally, there will be no shareholder meetings unless necessitated by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposal to the Secretary of Anchor Series Trust, at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. Proposals must be received by the Trust within a reasonable period of time prior to any shareholder meeting.

Other Business

SunAmerica, the Insurance Companies and the Trust know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust.

Service Providers

SunAmerica, the Trust’s investment adviser, manager and administrator, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311

The Trust does not have a principal underwriter.

APPENDIX A

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio

PLAN OF LIQUIDATION

This Plan of Liquidation (the “Plan”) is adopted by Anchor Series Trust (the “Trust”), a Massachusetts business trust, with respect to the SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (collectively, the “Code”) with respect to the Portfolio. The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio and the redemption of the Portfolio’s outstanding shares in conformity with applicable law and the Declaration of Trust and By-Laws, as they have been amended, supplemented or restated.

WHEREAS, on October 4, 2019, the Board of Trustees (“Board”) of the Trust has determined, after careful deliberation and consideration of alternatives, that the continuation of the Portfolio would not be in the best interest of the Portfolio or its shareholders;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Portfolio and its shareholders to liquidate and dissolve the Portfolio on or about January 30, 2020, or such other date as determined by any officer of the Trust (“Liquidation Date”);

WHEREAS, on October 4, 2019, the Board unanimously approved this Plan as being advisable and in the best interests of the Portfolio and its shareholders, and adopted this Plan as the method of liquidating the Portfolio.

NOW, THEREFORE, the liquidation of the Portfolio shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting on the Plan, by the affirmative vote of a majority of the outstanding voting securities, which for purposes of the 1940 Act means the lesser of (1) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. The date of such adoption and approval of the Plan is herein called the “Effective Date.”

2.	Liquidation. The Portfolio shall be liquidated on or before the Liquidation Date in accordance with Section 331 of the Code.

3.

Dissolution. As promptly as practicable, consistent with the provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and the Declaration of Trust and By-Laws.

4.

Cessation of Business. As soon as is reasonable and practicable after the Effective Date, the Portfolio shall cease its business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio and discharging or making reasonable provisions for the Portfolio’s liabilities.

5.

Notice of Liquidation. Prior to the Effective Date, the Portfolio shall provide notice to the appropriate parties that this Plan has been approved by the Board and that on the Liquidation Date, the Portfolio will be liquidating its assets and redeeming its shares.

6.

Liquidation of Assets and Payments of Debts. On or before the Liquidation Date, subject to the provisions of Section 8 hereof, the Portfolio shall: (i) convert all portfolio securities of the Portfolio to cash or cash equivalents; and (ii) pay, or make reasonable provision to pay, in full all known or reasonably ascertainable claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Portfolio and all claims and obligations which are known to the Portfolio but for which the identity of the claimant is unknown. Such amount shall include, without limitation, all charges, taxes and expenses of the Portfolio, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Portfolio.

7.

Liquidating Distribution. Any shares of the Portfolio outstanding on the Liquidation Date will be automatically redeemed by the Trust on that date. On the Liquidation Date, the Portfolio shall distribute pro rata to the Portfolio’s shareholders of record, as of the close of business on the Liquidation Date, all of the remaining assets of the Portfolio in complete cancellation and redemption of all of the outstanding shares of beneficial interest of the Portfolio, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books on the date of distribution, and (b) liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio.

If the Trust is unable to make distributions to all of the Portfolio’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Portfolio’s shares are payable, the Board may authorize the officers of the Trust to create, in the name and on behalf of the Portfolio, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such account or trust for the benefit of the shareholders that cannot be located. The expenses of any of the foregoing shall be charged against the assets therein.

8.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s investment company taxable income for the taxable years ending at, or prior to, the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

9.

Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Portfolio receives any form of cash and/or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the Chief Executive Officer, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the separate accounts that previously held Portfolio shares or contract owners who previously allocated to the Portfolio and may instead be used to pay general expenses of the Trust).

10.

Management and Expenses of the Portfolio. SunAmerica Asset Management, LLC (“SunAmerica”) and its affiliates shall bear all of the expenses (other than brokerage fees and other transaction costs incurred in connection with the sale of the Portfolio’s holdings in connection with the liquidation) incurred in implementing the Plan, as well as extraordinary expenses incurred in connection with carrying out the Plan to the extent such expenses exceed the amount of the Portfolio’s normal and customary fees and expenses accrued by the Portfolio through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Portfolio’s normal and customary fees and expenses.

11.

Payment to Charity. Amounts not distributed to the Portfolio’s shareholders of record, whether pursuant to Section 7 or Section 9 of this Plan or otherwise, may be donated to a charitable organization selected by SunAmerica Asset Management, LLC, the Portfolio’s investment adviser, to the extent consistent with applicable law, rule and regulation.

12.

Powers of Board and Officers. Without limiting the power of the Board under the law of the Commonwealth of Massachusetts and the Declaration of Trust, the Board, and subject to the direction of the Board, the officers of the Trust, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

13.

Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Portfolio’s assets and the dissolution, complete liquidation and termination of the existence of the Portfolio, and the distribution of the Portfolio’s net assets to shareholders in redemption of the shares in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, the Trust’s Declaration of Trust and By-Laws and the purposes to be accomplished by the Plan. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of Portfolio shareholders, Portfolio shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Portfolio and its shareholders.

14.

Filings. The Portfolio shall, by the Liquidation Date or as soon as practicable thereafter, have filed all necessary regulatory reports, tax reports, tax returns, or other documents with the Securities and Exchange Commission (“SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority. In addition, following the Liquidation Date, all necessary regulatory reports, tax returns, or other documents shall be filed with the SEC and any other necessary or applicable state, federal, or local regulatory or tax authority.

15.

Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s counsel or his or her delegee, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Portfolio or to protect the interests of the shareholders of the Portfolio.

16.	No Appraisal Rights. Shareholders are not entitled to appraisal rights in connection with this Plan.

17.	Records. The Trust or its designee will maintain all records related to this Plan as required by the 1940 Act and the rules thereunder.

18.

Trust Only. With respect to the Trust, which is organized as a Massachusetts business trust, the Declaration of Trust establishing the Trust, a copy of which is on file in the office of the Secretary of State of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the trustees collectively as Trustees, not as individuals or personally; and that no Trustee, shareholder, officer, employee or agent of such Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust or any Portfolio; but that the Trust estate shall be liable. Notice is hereby given that nothing contained herein shall be construed to be binding upon any of the Trustees, officers, or shareholders of such Trust individually.

19.	Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law provisions therein.

Adopted: [            ], 2020

APPENDIX B

Information on the Goldman Sachs Government Money Market Fund, a series of Goldman Sachs Variable Insurance Trust

The following is a brief description of the Goldman Sachs Government Money Market Fund, a series of Goldman Sachs Variable Insurance Trust (for purposes of the balance of this Appendix B, referred to as the “Fund”), including its investment objective, fees and expenses, principal investment strategies and principal risks. The fees and expenses, principal investment strategies and principal risks of the fund, which are taken from its prospectus dated April 30, 2019, may change from time to time. More recent fee and expense information may be found in the fund’s semi-annual report to shareholders for the period ended June 30, 2019. For a copy of the Fund’s Prospectus and Statement of Additional Information, which contains additional information about the Fund, or the Fund’s most recent shareholder report, contact Goldman Sachs, by going to http://www.gsamfunds.com/vitfunds or by calling 1-800-621-2550. These documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov. This Appendix B does not constitute an offer to buy or sell shares of the Fund.

All references below to “Qualified Plan” refer to qualified pension or retirement plans. All references below to “the Investment Adviser” refer to Goldman Sachs Asset Management, L.P., which is the investment adviser for the Fund.

Investment Objective

The Goldman Sachs Government Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, overall fees and expenses would be higher.

	Institutional Shares	Service Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.16%	0.16%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%

Total Annual Fund Operating Expenses	0.22%	0.47%
Expense Limitation1	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Expense Limitation	0.18%	0.43%

[1]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) equal on an annualized basis to 0.004% of the Fund’s average daily net assets through at least April 30, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not reflect the fees and expenses associated with any variable annuity contract or variable life insurance policy that uses the Fund as an investment option. Had those fees and expenses been included, the costs shown below would be higher.

The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$18	$67	$120	$276
Service Shares	$44	$147	$259	$588

Principal Strategy

The Fund pursues its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Investment Company Act of 1940, as amended (“Investment Company Act”), and repurchase agreements collateralized by such securities. “Government securities” generally are securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”).

The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities. “Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/or “redemption gate” that temporarily restricts redemptions. As a “government money market fund,” the Fund values its securities using the amortized cost method. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.

Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.

Principal Risks of the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Credit/Default Risk. An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities or instruments may also be adversely affected. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price. Fluctuations in interest rates may also affect the liquidity of the fixed income securities and instruments held by the Fund.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors, such as a credit rating downgrade, or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a stable $1.00 share price. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stable NAV Risk. The Fund may not be able to maintain a stable $1.00 share price at all times. If any money market fund that intends to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other such money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.

Tax Diversification Risk. The Fund intends to meet the diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Diversification Requirements”). To satisfy the Diversification Requirements applicable to variable annuity contracts, the value of the assets of the Fund invested in securities issued by the U.S. government must remain below specified thresholds. For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

Operating as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act, may make it difficult for the Fund to meet the Diversification Requirements. This difficulty may be exacerbated by the potential increase in demand for the types of securities in which the Fund invests as a result of changes to the rules that govern Securities and Exchange Commission (“SEC”) registered money market funds. A failure to satisfy the Diversification Requirements could have significant adverse tax consequences for variable annuity contract owners whose contract values are determined by investment in the Fund. See “Taxation” in the Statement of Additional Information (the “SAI”) for more information.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. Government Securities, including securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PROXY CARD AND VOTING INSTRUCTION CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY CARD	SA BLACKROCK MULTI-ASSET INCOME PORTFOLIO
a series of ANCHOR SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 23, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), a Massachusetts business trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Edward J. Gizzi, Amber C. Kopp and Gregory R. Kingston and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Fund which the undersigned is entitled to vote as of the close of business on October 31, 2019, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 4:00 p.m. (Eastern time), on Thursday, January 23, 2020, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposal, and to use their discretion to vote for any other matter as may properly come before the Meeting or any postponements or adjournments thereof.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA THE TELEPHONE:	1-800-337-3503

PLEASE MARK, SIGN, DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

SAB_30990_110519

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

SA BlackRock Multi-Asset Income Portfolio

Special Meeting of Shareholders to Be Held on January 23, 2020.

The Notice and Proxy Statement for this Special Meeting are available at:

https://www.proxy-direct.com/sun-30990

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal	THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve a Plan of Liquidation providing for the liquidation and dissolution of the Portfolio.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

XXXXXXXXXXXXXX	SAB1 30990	M XXXXXXXX

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope THANK YOU FOR VOTING

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SA BLACKROCK MULTI-ASSET INCOME PORTFOLIO
a series of ANCHOR SERIES TRUST
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 23, 2020

INSURANCE COMPANY NAME

The undersigned hereby instructs the above named Insurance Company, on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”), which are attributable to the variable annuity contract (the “Contract”) for which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Fund to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 4:00 p.m. Eastern Time) on Thursday, January 23, 2020 and any adjournments or postponements thereof on all matters coming before the meeting (the “Meeting”).

The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

VOTE VIA THE INTERNET:	www.proxy-direct.com
VOTE VIA THE TELEPHONE:	1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

SAB_30990_110519_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

SA BlackRock Multi-Asset Income Portfolio

Special Meeting of Shareholders to Be Held on January 23, 2020.

The Notice and Proxy Statement for this Special Meeting are available at:

https://www.proxy-direct.com/sun-30990

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal	THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve a Plan of Liquidation providing for the liquidation and dissolution of the Portfolio.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

XXXXXXXXXXXXXX	SAB2 30990	M XXXXXXXX